LION BATTERY	12 Months Ended
Aug. 31, 2019
Disclosure of detailed information about investment property [abstract]
LION BATTERY [Text Block]

6. LION BATTERY

On July 15, 2019 the Company announced that Anglo American Platinum Limited ("Anglo American Platinum") and itself had launched a new company named Lion Battery Technologies Inc. ("Lion").  Lion was formed to research battery technology using platinum and palladium.  Lion has entered into an agreement with Florida International University ("FIU") to fund a $3.0 million research program over approximately three years.  Under the agreement with FIU, Lion will have exclusive rights to all intellectual property developed and will lead all commercialization efforts.  Lion is also currently reviewing several additional and complementary opportunities focused on developing next-generation battery technology using platinum and palladium.

During the year the Company and Anglo American Platinum each invested $550 into Lion in exchange for 1,100,000 Lion preferred shares each at a price of $0.50 per share.  In addition, the Company invested $4 as the original founder of Lion in exchange for 400,000 common shares of Lion at a price of $0.01 per share.  Both the Company and Anglo American Platinum have agreed together to invest up to a total of $4.0 million, subject to certain conditions, in exchange for preferred shares of Lion at a price of $0.50 per share over an approximate three to four year period.  The Company accounts for Lion using equity accounting as the Company is jointly controlled with Anglo American Platinum.  Lion pays a fee of $3 per month to the Company for general and administrative services.